Addendum to the loan agreement dated 28/10/2006

Extension

LOAN AGREEMENT

between

EDI Exploration Drilling International Holding GmbH
Goethestrasse 61
45721 Haltern am See

- in the following referred to as lender -

and

EDI Exploration Drilling International GmbH
represented by the managing director
Günter Thiemann
Goethestraße 59, 45721 Haltern am See

- in the following referred to as borrower -

The loan agreement, to which this addendum applies, is changed, effective immediately, in § 2 paragraphs 2 and 3 and as follows:

§ 2 Interest, term and repayment of loan

2.	The term shall be extended by approx. 7 months, thus ending on 30/06/2008.

3.	The loan shall be repaid on 30/06/2008 into the lender’s account.

All of the other provisions of the agreement remain unchanged and valid.

Haltern, on September 1, 2007

Signature	Signature
_________________________________________	_________________________________________
EDI Holding GmbH	EDIU GmbH
Günterh Thiemann	Managing director, Rainer Rotthäuser
- Lender -	- Borrower -